SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D. C. 20549

                             FORM 8-K

                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) January 29, 1996


                 FISCHER-WATT GOLD COMPANY, INC.
------------------------------------------------------------------
        (Exact name of registrant as specified in charter)


           NEVADA               0-17386            88-0227654
------------------------------------------------------------------
(State or other jurisdiction  (Commission      (I.R.S. Employer
      of incorporation)       file number)    Identification No.)

   1410 Cherrywood Drive    Coeur d'Alene, Idaho     83814
------------------------------------------------------------------
     (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code  208-664-6757
------------------------------------------------------------------

Item 2.  Acquisition or Disposition of Assets.

On January 29, 1996 Fischer-Watt Gold Company, Inc., (the "Company"), acquired Great Basin Management Co., Inc., through the merger of a subsidiary of the Company, GBM Acquisition Corp., with Great Basin Management Co., Inc. This significant acquisition results in Fischer-Watt Gold Company, Inc., owning 100 percent of the business and assets of Great Basin Management Co., Inc. (and its wholly-owned subsidiary, Great Basin Exploration and Mining Co., Inc.) which will continue to operate as a wholly-owned subsidiary of Fischer-Watt Gold Company, Inc. Great Basin Management Co., Inc., holds leases on several mineral properties in the Battle Mountain-Eureka Trend in Nevada as well as additional exploration properties in Nevada and California. Dr. Anthony P. Taylor is the largest shareholder, President and a Director of Great Basin Management Co., Inc. He is also a Director of Fischer-Watt Gold Company, Inc. His potential conflict of interest was taken into consideration by the Company's board of directors and the merger was approved in good faith by a vote sufficient for the purpose without counting Dr. Taylor's vote.

Pursuant to the terms of the merger, the Company issued 4,125,660 shares to the shareholders of Great Basin Management Co., Inc. No particular principle was followed in determining the amount of consideration.

Item 5.  Other Events.

(a) On Form 8-K filed November 3, 1995, the Company stated that the Financial Statements and Exhibits and the Pro Forma Financial Information in connection with the October 20, 1995 acquisition of Greenstone Resources of Colombia Ltd., would be furnished by January 5, 1996. Such statements, exhibits and information have not yet been filed because they are not yet available. The Company is diligently working to obtain this information and will file it as soon as is practicable.

(b) On February 3, 1996 Fischer-Watt Gold Company, Inc., mailed a letter from its Chairman and Chief Executive Officer to its shareholders. His letter reviewed the recent past and indicated his plans for the future. A copy of the letter is filed herewith as Exhibit 3.20 and is incorporated herein by reference thereto.

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

It is impractical to provide any of the required financial statements in this report. They will be filed by April 15, 1996.

(b)  Pro Forma Financial Information.

It is impractical to provide any of the required pro forma financial information in this report. They will be filed by April 15, 1996.

(c)  Exhibits

Item     601 Code                   Exhibit

1         2         Articles of Merger Merging GBM Acquisition
                    Corp.,into Great Basin Management Co., Inc., dated January 25,1996

2         2         Plan of Reorganization and Agreement among
                    Fischer-Watt Gold Company, Inc., GBM
                    Acquisition Corp., and Great Basin Management
                    Co., Inc., dated January 3, 1996.  The
                    following Schedules and Exhibits are a part of the Plan of Reorganization and Agreement and will be provided to the Commission upon request.

                    Schedule 3.3 Purchaser's disclosure of
                    Absence of Breach; No Consents

                    Schedule 4.2  Company's disclosure of
                    Capitalization

                    Schedule 4.4 Company's disclosure of
                    Absence of Breach; No Consents

                    Exhibit 7.1 (9) Letter of Employment
                    Understanding

                    Exhibit 7.1 (10) Investment Representation
                    Letter

3        20         Letter to Shareholders from George Beattie,
                    Chairman and Chief Executive Officer dated
                    February 3, 1996.


                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Fischer-Watt Gold Company, Inc.



Dated February 3, 1996           /s/  George Beattie, President